May 31, 2005

Supplement

SUPPLEMENT DATED MAY 31, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY S&P 500 INDEX FUND
Dated October 29, 2004

Effective June 1, 2005, the Board of Trustees of the Morgan Stanley S&P 500 Index Fund (the "Fund") approved an amendment to the existing investment advisory arrangement for the Fund to reduce the fee payable by the Fund to 0.12% of the portion of the Fund's daily net assets not exceeding $2 billion and 0.10% of the portion of the Fund's daily net assets exceeding $2 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

36007SPT-02